UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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ImmunityBio, Inc.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V45533-P12055 IMMUNITYBIO, INC. 3530 JOHN HOPKINS COURT SAN DIEGO, CA 92121 IMMUNITYBIO, INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM Eastern Time You invested in IMMUNITYBIO, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Vote Virtually at the Meeting* June 11, 2024 9:30 A.M., Pacific Time Virtually at: www.virtualshareholdermeeting.com/IBRX2024 Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V45534-P12055 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Patrick Soon-Shiong, M.D. For 1b. Cheryl L. Cohen For 1c. Richard Adcock For 1d. Michael D. Blaszyk For 1e. John Owen Brennan For 1f. Wesley Clark For 1g. Linda Maxwell, M.D. For 1h. Christobel Selecky For 1i. Barry J. Simon, M.D. For 2. To approve an amendment to the Immunity Bio, Inc. 2015 Equity Incentive Plan to increase the number of shares of the company’s common stock authorized for issuance under the plan by 19,900,000 shares. For 3. To approve, on an advisory (non-binding) basis, the compensation of our Named Executive Officers (“Say-on-Pay”). For 4. To ratify the selection of Ernst & Young LLP as ImmunityBio’s independent registered public accounting firm for the fiscal year ending December 31, 2024. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.